SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 27, 2002

BMC Industries, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-8467	41-0169210
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

One Meridian Crossings, Suite 850
Minneapolis, Minnesota		55423
(Address of principal executive offices)		(Zip Code)

(952) 851-6000
(Registrant's telephone number)

Items 1-4.	Not Applicable.

Item 5.	Other Events.

                The Registrant has entered into a Third Amended and Restated Credit Agreement (the "Amendment"), dated as of September 27, 2002, with Deutsche Bank Trust Company Americas, as administrative agent for the lenders and a lender; Bank One, NA, as documentation agent and a lender; and the several banks and other financial institutions from time to time parties thereto, amending the Registrant's Second Amended and Restated Credit Agreement, dated as of October 12, 2001, as has been amended from time to time (the "Second Amended and Restated Credit Agreement," and as amended by the Amendment, the "Credit Agreement").

                The Amendment, among other changes, extends the remaining term of the Credit Agreement by an additional year, from May 2003 to May 2004. Further, the Amendment permanently reduced the aggregate commitment under the Credit Agreement from $185,000,000 to $145,000,000.

                In conjunction with the Amendment (and in addition to the pre-existing collateral under the Second Amended and Restated Credit Agreement), the Registrant, Vision-Ease Lens, Inc., and Vision-Ease Lens Azusa, Inc. entered into Amended and Restated Security Agreements providing additional collateral, and the Registrant granted a mortgage on its real property located in Cortland, New York, to secure the obligations under the Credit Agreement.  Such additional collateral and mortgage will also secure up to a maximum amount of $2,000,000 of the Registrant's obligations under an existing Continuing Reimbursement Agreement for Commercial Letters of Credit, dated as of July 14, 2000, between the Registrant and U.S. Bank National Association.

Item 6.	Not Applicable.

Item 7.	Financial Statements and Exhibits.

	(a) - (b)	Not Applicable.

	(c)	Exhibits Required by Item 601 of Regulation S-K.

	Exhibit	Description

10.45

Third Amended and Restated Credit Agreement, dated as of September 27, 2002, among BMC Industries, Inc., Deutsche Bank Trust Company Americas, as Administrative Agent and Bank One, NA, as Documentation Agent and Various Lending Institutions.

	10.46	Amended and Restated Security Agreement, dated as of September 27, 2002, between BMC Industries, Inc., Deutsche Bank Trust Company Americas, as Administrative Agent and U.S. Bank National Association.

10.47

Amended and Restated Subsidiary Guarantor Security Agreement, dated as of September 27, 2002, between Vision-Ease Lens, Inc., Vision-Ease Lens, Azusa, Inc, Deutsche Bank Trust Company Americas, as Administrative Agent and U.S. Bank National Association.

10.48

Amended and Restated Subsidiary Guarantee Agreement, dated as of October 12, 2001, made by Vision-Ease Lens, Inc. and Vision-Ease Lens Azusa, Inc. (Incorporated by reference to Exhibit 10.49 to the Company's Current Report on Form 8-K dated October 12, 2001 and filed with the Commission on October 24, 2001 (File No. 1-8467)).

10.49

Second Amended and Restated Pledge Agreement, dated as of October 12, 2001, made by BMC Industries, Inc., to Bankers Trust Company, as Collateral Agent. (Incorporated by reference to Exhibit 10.50 to the Company's Current Report on Form 8-K dated October 12, 2001 and filed with the Commission on October 24, 2001 (File No. 1-8467)).

	10.50	First Amendment to Mortgage, effective as of September 27, 2002, by and between Vision-Ease Lens, Inc. and Deutsche Bank Trust Company Americas, as Administrative Agent.

10.51

Mortgage, Assignment of Leases and Rents, and Security Agreement, dated as of September 27, 2002, made by BMC Industries, Inc. and Cortland County Industrial Development Agency to Deutsche Bank Trust Company Americas, in its capacity as Administrative Agent under the Credit Agreement

Items 8-9.		Not Applicable.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BMC INDUSTRIES, INC.

Dated: October 2, 2002	By:	/s/Jon A. Dobson
	Its:	Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

10.45

Third Amended and Restated Credit Agreement, dated as of September 27, 2002, among BMC Industries, Inc., Deutsche Bank Trust Company Americas, as Administrative Agent and Bank One, NA, as Documentation Agent and Various Lending Institutions.

Electronic Transmission

10.46	Amended and Restated Security Agreement, dated as of September 27, 2002, between BMC Industries, Inc., Deutsche Bank Trust Company Americas, as Administrative Agent and U.S. Bank National Association.	Electronic Transmission

10.47

Amended and Restated Subsidiary Guarantor Security Agreement, dated as of September 27, 2002, between Vision-Ease Lens, Inc., Vision-Ease Lens, Azusa, Inc, Deutsche Bank Trust Company Americas, as Administrative Agent and U.S. Bank National Association.

Electronic Transmission

10.48	Amended and Restated Subsidiary Guarantee Agreement, dated as of October 12, 2001, made by Vision-Ease Lens, Inc. and Vision-Ease Lens Azusa, Inc.	Incorporated by reference to Exhibit 10.49 to the Company's Current Report on Form 8-K dated October 12, 2001 and filed with the Commission on October 24, 2001 (File No. 1-8467).

10.49	Second Amended and Restated Pledge Agreement, dated as of October 12, 2001, made by BMC Industries, Inc., to Bankers Trust Company, as Collateral Agent.	Incorporated by reference to Exhibit 10.50 to the Company's Current Report on Form 8-K dated October 12, 2001 and filed with the Commission on October 24, 2001 (File No. 1-8467).

10.50	First Amendment to Mortgage, effective as of September 27, 2002, by and between Vision-Ease Lens, Inc. and Deutsche Bank Trust Company Americas, as Administrative Agent.	Electronic Transmission

10.51

Mortgage, Assignment of Leases and Rents, and Security Agreement, dated as of September 27, 2002, made by BMC Industries, Inc. and Cortland County Industrial Development Agency to Deutsche Bank Trust Company Americas, in its capacity as Administrative Agent under the Credit Agreement.

Electronic Transmission